Exhibit 99.2

ODYNE CORPORATION

CONDENSED FINANCIAL STATEMENTS

(Unaudited)

June 30, 2006

ODYNE CORPORATION

CONTENTS

Page

FINANCIAL STATEMENTS (Unaudited)

Condensed Balance Sheet as of June 30, 2006	1-2
Condensed Statements of Operations for the six months ended
June 30, 2006 and 2005	3
Condensed Statements of Cash Flows for the six months ended
June 30, 2006 and 2005	4-5

NOTES TO CONDENSED FINANCIAL STATEMENTS (Unaudited)	6-14

ODYNE CORPORATION

CONDENSED BALANCE SHEET
(Unaudited)

June 30, 2006

ASSETS

CURRENT ASSETS
Cash	$17,417
Accounts receivable, net	58,207
Receivables from bridge financing	40,000
Prepaid expenses and other current assets	17,182

Total Current Assets	132,806

PROPERTY AND EQUIPMENT, Net	15,037

PATENT	14,000

SECURITY DEPOSIT	10,000

TOTAL ASSETS	$171,843

See Notes to Financial Statements.

ODYNE CORPORATION

CONDENSED BALANCE SHEET
(Unaudited)

June 30, 2006

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
Notes payable	$40,000
Lines of credit	177,126
Accounts payable	133,363
Current portion of capital lease obligations	7,300
Accrued expenses and other current liabilities	20,264
Loans from officers	316,811
Accrued officers' salaries	565,316
Billings in excess of costs incurred on
contracts in progress	119,104
Accrued loss on contract in progress	9,989
Prepaid royalty	10,000

Total Current Liabilities	1,399,273

CAPITAL LEASE OBLIGATIONS, Net of current portion	8,128

SECURITY DEPOSIT, Sub-tenant	5,000

DEVELOPMENT FUNDING SUBJECT TO REPAYMENT	239,351

Total Liabilities other than shares	1,651,752

SHARES SUBJECT TO MANDATORY REDEMPTION	1,766,496

TOTAL LIABILITIES	3,418,248

COMMITMENTS, CONTINGENCIES AND OTHER MATTERS

EXCESS OF LIABILITIES OVER ASSETS (DEFICIT)	(3,246,405)

TOTAL LIABILITIES AND EXCESS OF
LIABILITIES OVER ASSETS
(DEFICIT)	$171,843

See Notes to Financial Statements.

ODYNE CORPORATION

CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)

For the Six Months Ended June 30, 2006 and 2005

	2006	2005

SALES	$169,224	$39,593

COST OF SALES	94,546	91,251

GROSS PROFIT (LOSS)	74,678	(51,658)

OPERATING EXPENSES
Research and development, net of development
funding of $12,501 and $150,116, respectively	341,729	66,145
General and administrative expenses	230,814	139,111

TOTAL OPERATING EXPENSES	572,543	205,256

LOSS FROM OPERATIONS	(497,865)	(256,914)

INTEREST EXPENSE	(18,792)	(15,907)

NET LOSS	$(516,657)	$(272,821)

See Notes to Financial Statements.

ODYNE CORPORATION

CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)

For the Six Months Ended June 30, 2006 and 2005

	2006	2005

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(516,657)	$(272,821)
Adjustments to reconcile net loss to net cash
used in operating activities
Depreciation and amortization	7,291	5,744
Accrued loss on contract in progress	9,989	--
Accrued officers' salaries	173,996	199,992
Accrued interest on loans from officers	10,377	8,793
Deferred rent	(1,732)	(1,187)
Changes in operating assets and liabilities:
Accounts receivable	32,457	(28,193)
Prepaid expenses and other current assets	(4,128)	2,774
Accounts payable	52,652	9,377
Accrued expenses and other current liabilities	1,286	--
Billings in excess of costs incurred on
contracts in progress	52,879	--
Prepaid royalty	10,000	--
Development funding subject to repayment	56,205	--

NET CASH USED IN OPERATING
ACTIVITIES	(115,385)	(75,521)

CASH FLOWS FROM FINANCING ACTIVITIES
Capital lease obligations	(2,995)	(1,526)
Net loans from officers	74,001	88,176
Net proceeds under (repayments) lines of credit	61,296	(2,109)

NET CASH PROVIDED BY
FINANCING ACTIVITIES	132,302	84,541

NET INCREASE IN CASH	16,917	9,020

CASH - Beginning of period	500	2,962

CASH - End of period	$17,417	$11,982

See Notes to Financial Statements.

6

ODYNE CORPORATION

CONDENSED STATEMENTS OF CASH FLOWS, Continued
(Unaudited)

For the Six Months Ended June 30, 2006 and 2005

	2006	2005

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the periods for:

Interest	$6,593	$5,789

Noncash investing and financing activities:

Equipment financed under capital lease
obligations	$11,906	$--

Receivables from bridge financing resulting
from issuance of notes payable	$40,000	$--

See Notes to Financial Statements/.

7

ODYNE CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

(Unaudited)

NOTE 1 - Basis of Presentation

Basis of Presentation

The accompanying condensed financial statements are unaudited and have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information.  They should be read in conjunction with the audited financial statements and related notes to the financial statements of Odyne Corporation (the “Company”) for the years ended December 31, 2005 and December 31, 2004 included elsewhere in this Form 8-K.  The June 30, 2006 unaudited interim financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).  Certain information and note disclosures normally included in the annual financial statements have been condensed or omitted pursuant to those rules and regulations, although the Company’s management believes the disclosures made are adequate to make the information presented not misleading.  In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for a fair statement of the results of operations for the interim periods presented have been reflected herein.  The results of operations for interim periods are not necessarily indicative of the results to be expected for the entire year.

NOTE 2 - Liquidity and Capital Resources

At June 30, 2006, the Company’s capital deficiency amounted to $3,246,405 and its working capital deficiency amounted to $1,266,467. The Company’s operating losses amounted to $497,865 and $256,914 for the six months ended June 30, 20006 and 2005, respectively.  The Company has been actively seeking the financing it needs to further develop and commercialize its plug-in hybrid electric vehicle propulsion systems.

Subsequent to June 30, 2006, the Company (as more fully described in Note 9) obtained $250,000 of additional capital through the issuance of convertible promissory notes in a bridge financing transaction.

The Company also signed, on June 2, 2006, a non-binding indication of interest with two investment banking firms to assist it with structuring a proposed (i) private placement of convertible preferred stock for minimum gross proceeds of $3,500,000 and maximum gross proceeds of $5,000,000, and (ii) tax-free share exchange merger with a public “shell company” that, if completed, would be treated as a reverse merger and recapitalization of the Company for accounting purposes (Note 9).  Contingent upon completion of the aforementioned transaction the Directors/Officer have agreed to convert $140,000 of loans from officers into shares of the Company’s common stock and forgive all accrued interest as well as to waive payment of all accrued officers’ salaries through the closing date of the transaction, which will be contributed to the Company’s additional paid-in capital.  As described in Note 9, the Company completed these transactions on October 17, 2006.

ODYNE CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

(Unaudited)

NOTE 3 - Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Prepaid Royalty

The Company has entered into an agreement with a customer whereby the customer is granted the right to manufacture and sell a certain type of battery that was designed by the Company.  The customer is required to pay the Company royalties of $10.00 per unit for the first 250,000 units sold after which the agreement will expire.  For the six months ended June 30, 2006, the Company earned and recorded no royalty income; however, a deposit of $10,000 was made by the customer to the Company for future royalty payments which was recorded as prepaid royalty as of June 30, 2006.

Revenue and Cost Recognition

Revenues from fixed-price and time and material contracts are recognized on the percentage-of-completion method, measured by the percentage of costs incurred to date to estimated total cost for each contract.  The Company considers expended cost to be the best available measure of progress on these contracts. Revenue from time and material contracts are recognized on the basis of costs incurred during the period plus the fee earned. In the initial stages of a contract, costs that do not relate to contract performance are disregarded in determining the percentage of completion.  Because of the inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term.

ODYNE CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

(Unaudited)

NOTE 3 - Summary of Significant Accounting Policies, continued

Revenue and Cost Recognition

Revenues from fixed-price and time and material contracts are recognized on the percentage-of-completion method, measured by the percentage of costs incurred to date to estimated total cost for each contract.  The Company considers expended cost to be the best available measure of progress on these contracts. Revenue from time and material contracts are recognized on the basis of costs incurred during the period plus the fee earned. In the initial stages of a contract, costs that do not relate to contract performance are disregarded in determining the percentage of completion.  Because of the inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term.

Cost of revenues earned includes direct contract costs such as materials, labor, subcontract labor, payroll, payroll taxes, insurance and other sundry direct costs, and indirect contract costs such as unallocated labor, travel, supplies, repairs and depreciation.  Provisions for estimated losses on contracts in progress are made in the period in which such losses are determined.  For the six months ended June 30, 2006 and 2005, the Company recorded a provision for loss on contract in progress of $9,989 and $-0-, respectively.

Accounts receivable represents progress billings that the Company rendered during the course of performing the work under the contract.  Billings in excess of costs and estimated earnings on uncompleted contracts are presented as a liability in the accompanying balance sheet.  Billings in excess of costs and estimated earnings on contracts in progress amounted to $119,104 at June 30, 2006.

The Company is providing a one-year product warranty with respect to a contract it entered into in 2005.  As of June 30, 2006, the product was not completed.  Accordingly, no provision for warranty costs has been recorded.

Research and Development

Research and development expenses include costs incurred for the experimentation, design and testing of the Company’s PLUG-IN HEV technology.  They are funded, in part, by third parties and expensed as incurred.

ODYNE CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

(Unaudited)

NOTE 3 - Summary of Significant Accounting Policies, continued

Research and Development, continued

The Company has received development funding from various governmental and/or energy related agencies, including Long Island Power Authority, the Electric Power Research Institute, New York State Energy Research & Development Authority and the Greater Long Island Clean Cities Coalition.

Net research and development expenses for the six months ended June 30, 2006 and 2005 were as follows:

	2006	2005
Total research and development expense	$354,230	$216,261
Less: reimbursements	(12,501)	(150,116)

Net Research and Development Expense	$341,729	$ 66,145

NOTE 4 - Accounts Receivable

Accounts receivable consist of the following as of June 30, 2006:

Billed	$61,207
Less: allowance for doubtful accounts	3,000

$58,207

Billed accounts receivable includes $23,936 of payments held by a customer as provided under the terms of its contract.  The amount is expected to be paid upon satisfactory completion and delivery of the related product.

NOTE 5 - Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consist of the following at June 30, 2006:

Prepaid insurance	$ 3,284
Prepaid rent	2,828
Prepaid professional fees	5,000
Work in progress	6,070

$17,182

ODYNE CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

(Unaudited)

NOTE 6 - Property and Equipment

Property and equipment consist of the following as of June 30, 2006:

Equipment	$22,002
Leasehold improvements	26,398
48,400
Less: accumulated depreciation and amortization	(33,363)

Property and Equipment, Net	$15,037

Depreciation and amortization expense for the six months ended June 30, 2006 and 2005 was $7,291 and $5,744, respectively.

NOTE 7 - Lines of Credit

The Company has a $100,000 unsecured line of credit with Bank of America (“BOA”) which is due on demand.  Advances bear interest at 4.5% over BOA’s prime lending rate (approximately 8.25% as of June 30, 2006).  Outstanding borrowings under this arrangement amounted to $99,510 at June 30, 2006.

The Company also has a $25,000 unsecured line of credit with Astoria Federal Savings and Loan Association which is due on demand.  Advances bear interest at 2.0% over the prime rate as published in the Wall Street Journal (approximately 8.25% as of June 30, 2006).  Outstanding borrowings under this arrangement amounted to $22,667 at June 30, 2006.

During the six months ended June 30, 2006, the Company obtained a $60,000 unsecured line of credit with Wells Fargo (“WF”) which requires monthly minimum payments.  Advances bear interest at 6.75% over WF’s prime rate (approximately 8.25% as of June 30, 2006).  Outstanding borrowings under this arrangement amounted to $54,949 at June 30, 2006.

Each of these obligations is personally guaranteed by the Company’s shareholders.  Aggregated interest expense under these lines of credit amounted to $5,769 and $5,206 for the six months ended June 30, 2006 and 2005, respectively.

ODYNE CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

(Unaudited)

NOTE 8 - Related Parties

Stockholder Loans

Stockholder loans represent the aggregate unpaid principal plus accrued interest due by the Company to each of its four officers/stockholders under the promissory notes bearing interest at 8% per annum.

One of these notes, in the remaining principal plus accrued interest amount of $36,595 at June 30, 2006 is being repaid in minimum monthly installments of $250 commencing February 1, 2005, subject to further reduction of principal to the extent that the Company has cash available or completes a liquidity event, as defined in the note agreement.  Commencing in January 2006, monthly installment amount increased to $1,000.

The notes payable to the other three officers/stockholders, in the aggregate remaining principal plus accrued interest amount of $280,216 at June 30, 2006 were due to be repaid on or after January 1, 2006 to the extent that the Company has cash available or completes a liquidity event, as defined in the note agreement. These notes were converted into common stock or repaid on October 17, 2006 upon the completion of the Company’s merger and private placement described in Notes 9 and 10.

NOTE 9 - Commitments, Contingencies and Other Matters

Operating Lease

The Company conducts its operations from a single facility, under a noncancelable operating lease expiring in June 2006 requiring minimum monthly payments that increase from $5,000 to $5,356 over the term of the lease.  The Company exercised its option and renewed the lease for an additional three years at monthly payments that increase from $5,544 to $5,938 over the term of the new lease.  The Company entered into a co-tenancy agreement on April 14, 2003, with an unrelated company, whereby all obligations under the lease are shared equally. Net rental expense, which includes the effect of recording rental payments on a straight-line basis over the term of the lease, amounted to $14,336 for each of the six months ended June 30, 2006 and 2005.

Proposed Settlement of Trade Payables

The Company entered into agreements with two of its vendors to defer payment of $27,239 of trade payables due at June 30, 2006 in exchange for the possible settlement of such trade payables at the option of the investors for the securities being offered by the Company in its proposed private placement described below.  There can be no assurance that the investors will agree to the exchange.  In the event the investors do not agree to the exchange, the Company will be required to settle the outstanding balance in cash at 110% of their face value.

ODYNE CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

(Unaudited)

NOTE 9 - Commitments, Contingencies and Other Matters, continued

Merger and Private Placement Agreement

On June 2, 2006, the Company entered into a non-binding letter of intent with Country Road Capital, LLC. and Sovereign Bancorp Ltd. (“Advisors”).  Advisors shall assist the Company with structuring and executing a proposed: (i) Private Placement with minimum gross proceeds of $3,500,000 and a maximum of $5,000,000 (the ‘Offering”), and (ii) merger, through a newly formed wholly-owned subsidiary, in a tax-free stock-for-stock reorganization with an SEC reporting and registered publicly-traded company listed on the Over-the-Counter Bulletin Board, with the Company becoming a wholly-owned subsidiary of the publicly-traded company (the “Merger”).  The Offering allows for a 15% ($750,000) over allotment option.  The Advisors have been granted an exclusivity period that expires on December 29, 2006.

The Offering provides for the creation of a series of convertible preferred stock of the publicly-traded company to be sold in units, at a cost of $1,000 per unit, consisting of one share of preferred stock and one detachable warrant to purchase 667 shares of common stock at an exercise price of $1.00 per share. Concurrently with the closing of this offering, the publicly-traded company will consummate the Merger between its newly-formed subsidiary and the Company.  All outstanding shares of the Company will be exchanged for twelve million (12,000,000) shares of the publicly-traded company.   Upon the closing of the Merger, the Company will become a wholly-owned subsidiary of the publicly-traded company and the former stockholders of the Company will become stockholders of the publicly-traded company. Following the closing of the Merger, the publicly-traded company, whose shares are quoted on the Over-the-Counter Bulletin Board, will change its corporate name to Odyne, Inc. and will continue the business of the Company.

As discussed in Note 10, the Company completed the merger and issued units under the private placement on October 17, 2006.

Bridge Financing

In June 2006, the Company entered into an agreement with a group of investors, including representatives of the Advisors, to provide up to $150,000 in interim debt financing for the Company’s short term cash requirements.  In July and August 2006, the Company received $80,000 and $70,000, respectively, pursuant to a series of convertible promissory notes issued on June 30, 2006 ($40,000), July 20, 2006 ($40,000) and August 7, 2006 ($70,000), and due December 31, 2006, bearing interest at 10% per year and automatically exchangeable at the initial closing of this offering into such number of Units as 120% of the outstanding principal amount of the notes and interest thereon would purchase on the terms and conditions as are applicable in this Offering.  The gross proceeds of the interim debt financing will be included in the minimum amount required to complete the Offering.

ODYNE CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

(Unaudited)

NOTE 9 - Commitments, Contingencies and Other Matters, continued

Proposed Exchange of Stockholders Loans for Shares of the Company’s Common Stock

On June 2, 2006, pursuant to the Merger and Private Placement agreement and, as approved by the Company’s Board of Directors on June 2, 2006, upon the closing of the proposed transactions, the Directors/Officers have agreed to convert $140,000 of these notes, which total $280,726 including accrued interest of $36,086 as of June 30, 2006, into shares of the Company’s common stock and to forgive all accrued interest. This conversion took place on October 17, 2006 concurrent with the completion of the merger and private placement.

Accrued Officers’ Salaries

The officers/stockholders of the Company agreed to waive simultaneously with the completion of the Proposed Merger and Private Placement, $594,316 of salaries through July 31, 2006.  These salaries were contributed to the Company’s additional paid-in-capital concurrent with the completion of the merger and private placement on October 17, 2006 (Note 10).

NOTE 10 - Subsequent Events

Bridge Financing

On September 13, 2006, the Company issued a series of convertible promissory notes with a group of investors, including representatives of the Advisors, to provide an additional $50,000 in interim debt financing for the Company’s short-term cash requirements.  The notes, due December 31, 2006 and bearing interest at 10% per year are exchangeable at the note holders’ option at the initial closing of the Offering into such number of Units as 120% of the outstanding principal amount of the notes and interest thereon would purchase on the terms and conditions as are applicable in the Offering.  The gross proceeds of this interim debt financing, if exchanged, will be included in the minimum amount required to complete the Offering.  The note holders also received warrants to purchase 33,333 shares of the Company’s common stock at $.75 per share.  The warrants will expire on September 30 2009.

On September 28 2006, the Company issued two convertible promissory notes with the Advisors, to provide an additional $25,000 in interim debt financing for the Company’s short-term cash requirements.  The notes, due December 31, 2006 and bearing interest at 10% per year are exchangeable at the note holders’ option at the initial closing of this Offering into such number of Units as 120% of the outstanding principal amount of the notes and interest thereon would purchase on the terms and conditions as are applicable in the Offering.  The gross proceeds of this interim debt financing, if exchanged will be included in the minimum amount required to complete the Offering.  The note holders also received warrants to purchase 16,666 shares of the Company’s common stock at $.75 per share.  The warrants will expire on September 30, 2009.

ODYNE CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

(Unaudited)

NOTE 10 - Subsequent Events, continued

Bridge Financing, continued

On October 9, 2006, the Company issued a convertible promissory note with an investor to provide an additional $25,000 in interim debt financing for the Company’s short-term cash requirements.  The notes, due December 31, 2006 and bearing interest at 10% per year are exchangeable at the note holders’ option at the initial closing of the Offering into such number of Units as 120% of the outstanding principal amount of the notes and interest thereon would purchase on the terms and conditions as are applicable in the Offering.  The gross proceeds of this interim debt financing, if exchanged, will be included in the minimum amount required to complete the Offering.  The note holders also received warrants to purchase 16,667 shares of the Company’s common stock at $.75 per share.  The warrants will expire on September 30, 2009.

Completion of Merger and Private Placement

On October 17, 2006, the Company: (i) completed the merger described in Note 9; (ii) received net proceeds of approximately $1,900,000 (after related expenses of approximately $580,000 and an escrow deposit of $250,000, which under the merger agreement is designated for capital markets initiatives) through the issuance of 2,650.50 units under the private placement described in Note 9 (iii) converted promissory notes of approximately $300,000 through the issuance of 303.57 units; and, (iv) compensated placement agent for remaining fees of $79,000 through the issuance of 79.00 units.